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                                                                Exhibit 23.6


                       CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
The Gillette Company:


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                              /s/ KPMG Peat Marwick LLP

                                              KPMG Peat Marwick LLP


Boston, Massachusetts
November 25, 1996